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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): OCTOBER 7, 2004



                            CAS MEDICAL SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)



          Delaware                      0-13839                  06-1123096
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


              44 East Industrial Road, Branford, Connecticut 06405 (Address of principal executive offices, including zip code)


                                 (203) 488-6056
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)).

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Item 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On October 7, 2004 CAS Medical Systems, Inc. (the "Registrant") dismissed PricewaterhouseCoopers LLP as the Registrant's Independent Registered Public Accounting Firm and selected and engaged UHY LLP as the Registrant's Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2004. UHY LLP advised the Registrant of its acceptance of the engagement as of October 7, 2004.

PricewaterhouseCoopers LLP's reports on the Registrant's financial statements for the fiscal years ended December 31, 2002 and 2003 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant's two fiscal years ended December 31, 2002 and 2003 and the interim period from January 1, 2004 through October 7, 2004, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to PricewaterhouseCoopers LLP's satisfaction, would have caused PricewaterhouseCoopers LLP to make reference thereto in its reports on the financial statements for such years.

During the Registrant's two fiscal years ended December 31, 2002 and 2003 and the interim period from January 1, 2004 through October 7, 2004, there were no reportable events (as described in Regulation S-B Item 304 (a)(1)(iv)).

The Registrant has provided PricewaterhouseCoopers LLP with a copy of the above statements and requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the two most recent fiscal years and through October 7, 2004, neither the Registrant nor anyone on its behalf has consulted with UHY LLP regarding either
(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided by UHY LLP that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement, as described in Item 304 (a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B, or a reportable event, as described in Item 304 (a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits - The following exhibit is furnished as part of this report:

16.1 Letter from PricewaterhouseCoopers LLP to the United States Securities and Exchange Commission.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        CAS MEDICAL SYSTEMS, INC.


Date: October 14, 2004                  By: /s/ Louis P. Scheps
                                            --------------------------------
                                            Louis P. Scheps
                                            President and Chief Executive
                                            Officer